SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                               Act of 1934
                           (Amendment No. ____)


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                   Commercial Bankshares, Inc.
______________________________________________________________________
         (Name of Registrant as Specified In Its Charter)


______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                        COMMERCIAL BANKSHARES, INC.
                          1550 S.W. 57th Avenue
                           Miami, Florida 33144
 ___________________________________________________________________________

               Notice of Annual Meeting of Shareholders
                      to Be Held on April 15, 2004
___________________________________________________________________________


Dear Shareholders:

	The Annual Meeting of Shareholders of Commercial Bankshares, Inc. (the "Company") will be held in Miami, Florida, at the executive offices of the Company located at 1550 S.W. 57th Avenue, at 10:00 a.m., local time, on Thursday, April 15, 2004, for the following purposes:

1. To elect seven directors to the Company's Board of Directors;

2. To approve the Company's 2004 Outside Directors Stock Option Plan;

3. To approve the Company's 2004 Employee Stock Option Plan; and

4. To transact such other business as may properly come before the Annual
   Meeting.


	Only shareholders of record at the close of business on March 8, 2004 are entitled to notice of and to vote at the Annual Meeting and all adjournments thereof.

	All shareholders are cordially invited to attend the meeting in person. Those shareholders who plan to attend are requested to so indicate by marking the appropriate space on the enclosed proxy card. Any shareholder attending the Annual Meeting may vote in person even though he or she has previously returned a proxy.

	A form of proxy card and the Proxy Statement of the Company relating to the Annual Meeting of Shareholders are enclosed. Please complete, date, sign and return the enclosed proxy card promptly so that your shares can be voted, regardless of whether you expect to attend the meeting.

	A copy of the Company's 2003 Annual Report to shareholders is also enclosed.


By order of the Board of Directors,



JACK J. PARTAGAS
President and Chief Operating Officer
March 12, 2004
Miami, Florida




                             TABLE OF CONTENTS


PROXY STATEMENT INTRODUCTION
   General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   Record Date and Outstanding Shares. . . . . . . . . . . . . . . . . . . . . 1
   Voting and Solicitation . . . . . . . . . . . . . . . . . . . . . . . . . . 1

PROPOSAL I - ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . . 2
   Nominees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

PROPOSAL II - APPROVAL OF THE 2004 OUTSIDE DIRECTOR STOCK OPTION PLAN. . . . . 3
   Recommendation of the Board of Directors and Vote Required for Approval . . 3

PROPOSAL III - APPROVAL OF THE 2004 EMPLOYEE STOCK OPTION PLAN . . . . . . . . 3
   Recommendation of the Board of Directors and Vote Required for Approval . . 3

BOARD GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
   The Board of Directors and Committees . . . . . . . . . . . . . . . . . . . 3
   Director Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
   Report of the Audit Committee . . . . . . . . . . . . . . . . . . . . . . . 4

EXECUTIVE COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
   Executive Officers of the Company . . . . . . . . . . . . . . . . . . . . . 6
   Summary Compensation Table. . . . . . . . . . . . . . . . . . . . . . . . . 6
   Table of Option Grants in the Last Fiscal Year. . . . . . . . . . . . . . . 7
   Fiscal Year-End Option Values . . . . . . . . . . . . . . . . . . . . . . . 7
   Equity Compensation Plan Information. . . . . . . . . . . . . . . . . . . . 8
   Employment Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
   Board Compensation Committee Report on Executive Compensation . . . . . . . 9
   Stock Performance Graph . . . . . . . . . . . . . . . . . . . . . . . . . .11
   Stock Option Plan Benefits. . . . . . . . . . . . . . . . . . . . . . . . .11
   Compensation Committee Interlocks and Insider Participation . . . . . . . .12

2004 STOCK OPTION PLANS. . . . . . . . . . . . . . . . . . . . . . . . . . . .12
   2004 Outside Director Stock Option Plan . . . . . . . . . . . . . . . . . .12
   2004 Employee Stock Option Plan . . . . . . . . . . . . . . . . . . . . . .13

STOCK OWNERSHIP INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .18
   Security Ownership of Certain Beneficial Owners and Management. . . . . . .18
   Section 16(a) Beneficial Ownership Reporting Compliance . . . . . . . . . .20

SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. . . . . . . . . . . . .20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS . . . . . . . . . . . . . . . .21

SHAREHOLDER COMMUNICATION WITH BOARD OF DIRECTORS. . . . . . . . . . . . . . .21

OTHER BUSINESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

SHAREHOLDER PROPOSALS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

APPENDIX I - 2004 Outside Director Stock Option Plan . . . . . . . . . . . . . i

APPENDIX II - 2004 Employee Stock Option Plan. . . . . . . . . . . . . . . . iii

APPENDIX III - Audit Committee Charter . . . . . . . . . . . . . . . . . .  viii



                       COMMERCIAL BANKSHARES, INC.
                     Annual Meeting of Shareholders
                      to be held on April 15, 2004


                            PROXY STATEMENT

General

     The Board of Directors of Commercial Bankshares, Inc. (the "Company") is soliciting proxies to be used at the Annual Meeting of Shareholders to be held on Thursday, April 15, 2004, and all adjournments thereof. This Proxy Statement and the accompanying proxy card are first being sent to shareholders on or about March 15, 2004.

     The shares represented by all properly executed proxies received by the Company will be voted as specified by the shareholders. If no specifications are given (including broker non-votes), the shares represented by the proxy will be voted for the election of the listed nominees as directors. A shareholder who has given a proxy may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Company a written notice of revocation, by submitting a proxy bearing a later date, or by attending the meeting and voting in person.


Record Date and Outstanding Shares

     On March 8, 2004, there were 5,892,876 shares of the Company's Common Stock, par value $.08 per share, outstanding. Each share of Common Stock of record on the books of the Company at the close of business on March 8, 2004, entitles its owner to one vote, either in person or by proxy, upon each matter to come before the meeting.

Voting and Solicitation

     A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum. Votes cast in person or by proxy will be tabulated by the inspectors of election, appointed by the Board of Directors. The current Florida Business Corporation Act (the "Act") provides that directors are elected by a plurality of the votes cast if a quorum is present at the meeting, and all other matters are approved if the votes cast in favor of the action exceed the votes cast against the action (unless the matter is one for which the Act or the Articles of Incorporation require a greater vote).

     A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter ("non-voted shares"). This could occur, for example, when a broker is not permitted to vote shares held in "street name" on certain matters in the absence of instructions from the beneficial owner of the shares. Non-voted shares with respect to a particular matter will be counted for purposes of determining the presence of a quorum but will not be counted as shares present and entitled to vote on such matter for purposes of voting, and therefore, will have no effect on matters brought to a vote at the Annual Meeting. Shares voting to abstain as to a particular matter and directions to "withhold authority" to vote for directors, will be counted for purposes of determining the presence of a quorum and will be counted as present and entitled to vote with respect to such matter for purposes of voting, and therefore, will have the effect of votes against the matters brought to a vote at the Annual Meeting.

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company or its subsidiaries may solicit proxies personally or by telephone. The Company will reimburse custodians, nominees, or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.

     Regardless of the number of shares you own, it is important that they be represented at the Annual Meeting. You are respectfully requested to sign, date and return the accompanying proxy card at your earliest convenience.





                              PROPOSAL I -
                         ELECTION OF DIRECTORS

     Unless you specify otherwise on the accompanying proxy, the shares represented by the proxy will be voted for the election of the listed nominees to serve as Directors until the next Annual Meeting of Shareholders or until their successors are elected and qualified. If a quorum is present at the Meeting, the plurality of the votes cast by the shares entitled to vote in the election of Directors at the Meeting is required to elect each nominee.

Nominees

     Joseph W. Armaly, age 67, is Chairman of the Board of Directors and Chief Executive Officer of the Company and of Commercial Bank of Florida ("Bank"), the Company's wholly-owned subsidiary. Mr. Armaly served as President of Merchants Bank of Miami ("Merchants") from 1965 through 1988 and also served as Chairman of Merchants' Board of Directors from 1980 through 1988. Mr. Armaly was also President and Chairman of the Board of Florida Commercial Banks, Inc. ("Florida Commercial") from 1980 through 1988. Mr. Armaly has been Chairman of the Board of the Company and the Bank since its formation in 1988.

     Jack J. Partagas, age 66, is a Director and the President, Chief Operating Officer and Secretary of the Company and the Bank. Prior to joining the Company and the Bank in 1988, Mr. Partagas was Vice President of Florida Commercial between 1971 and 1988. Mr. Partagas has been a Director of the Company and the Bank since 1988, Executive Vice President of the Company and the Bank from 1988 through 1992 and President of the Company and the Bank since 1992.

     Cromwell A. Anderson, age 78, is a Director of the Company and the Bank. Mr. Anderson has been in the private practice of law since 1954. Mr. Anderson retired from the law firm of Fowler, White, Burnett, Hurley, Banick & Strickroot, P.A. in 1999. Mr. Anderson has been a Director of the Company and the Bank since 1988.

     Robert Namoff, age 51, is a Director of the Company and the Bank. Mr. Namoff is the Chairman of the Board of Allied Universal Corporation, a chemical manufacturer. Mr. Namoff serves on the Board of Directors of the Chlorine Institute in Washington, D.C. and serves as Commissioner on the Florida State Transportation Commission in Tallahassee. Mr. Namoff has been a Director of the Company and the Bank since 1990.

     Sherman Simon, age 85, is a Director of the Company and the Bank. Mr. Simon has been a private real estate investor for over 30 years. Mr. Simon has been a Director of the Company and the Bank since 1988.

     Michael W. Sontag, age 58, is a Director of the Company and the Bank.
     Mr. Sontag is an Architectural Engineer and a licensed general contractor. Mr. Sontag has been a Director of the Company and the Bank since 1997.

     Martin Yelen, age 76, is a Director of the Company and the Bank and was formerly a director of Florida Commercial. Mr. Yelen is a retired attorney who engaged in private practice for 45 years with the firm of Yelen & Yelen, P.A. Mr. Yelen has served on the Miami-Dade and Monroe County chapters of the National Safety Council and was a councilman and Mayor of the City of West Miami. Mr. Yelen has been a Director of the Company and the Bank since 1988.

The Board of Directors recommends a vote "FOR" the election of all nominees.


                                     2



                       PROPOSAL II - APPROVAL OF THE
                  2004 OUTSIDE DIRECTOR STOCK OPTION PLAN

     The Board of Directors is submitting the Commercial Bankshares, Inc. 2004 Outside Director Stock Option Plan (the "Outside Director Plan") to shareholders for their approval. The Outside Director Plan was adopted by the Board of Directors in February, 2004 and is subject to the approval of a majority of the shareholders of the Company. The Company believes that the Outside Director Plan will enable the Company to pay its Outside Directors a competitive compensation package and encourage Outside Directors to increase their financial interest in the Company.

     The Outside Director Plan is set forth as Appendix I to this Proxy Statement and is summarized commencing on page 12 of this Proxy Statement.

Recommendation of the Board of Directors and Vote Required for Approval

     The Board of Directors recommends that the shareholders vote "FOR" ratification of the 2004 Outside Director Stock Option Plan. If a choice is specified on the proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted "FOR" approval of the 2004 Outside Director Stock Option Plan. The affirmative vote of the holders of record of a majority of the shares of the Company's Common Stock present in person or by proxy and entitled to vote at the annual meeting is required for approval of the 2004 Outside Director Stock Option Plan.


                      PROPOSAL III - APPROVAL OF THE
                      2004 EMPLOYEE STOCK OPTION PLAN

     The Board of Directors is submitting the Commercial Bankshares, Inc. 2004 Employee Stock Option Plan (the "Employee Plan") to shareholders for their approval. The Employee Plan was approved by the Board of Directors in February, 2004 and is subject to approval of a majority of the shareholders of the Company.

     The 1994 Performance Plan is intended to assist the Company to promote and advance its interests and those of its shareholders in securing and retaining key employees by allowing them to participate in the ownership and long-term growth profitability and financial success of the Company through the grant of incentive and nonqualified stock options ("Options") and stock appreciation rights ("SARs"). The granting of Options and SARs will serve as partial consideration for and give key employees an additional inducement to remain in the service of the Company and will provide them with an increased incentive to work for the Company's success.

     The Employee Plan is set forth as Appendix II to this Proxy Statement and is summarized commencing on page 13 of this Proxy Statement.

Recommendation of the Board of Directors and Vote Required for Approval

     The Board of Directors of the Company recommends a vote "FOR" the proposed 2004 Employee Stock Option Plan. If a choice is specified on the proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted "FOR" approval of the 2004 Employee Stock Option Plan. The affirmative vote of the holders of record of a majority of the shares of the Company's Common Stock entitled to vote at the annual meeting is required for approval of the 2004 Employee Stock Option Plan.


                             BOARD GOVERNANCE

The Board of Directors and Committees

     The Board of Directors of the Company consists of the same persons as the Board of Directors of the Bank. The Company conducts its operations through the Bank, which is its wholly-owned subsidiary. Both the Company and the Bank held twelve meetings of the Board of Directors during 2003. Each director attended at least 75% of the board meetings that were held while he was serving as a director during the year, as well as attending at least 75% of the committee meetings of those committees of which the respective director was a member. During 2003, the Company's Board of Directors had standing Audit and Compensation Committees, and the Bank's Board of Directors had standing Audit, Executive, Loan and Compliance Committees.


                                       3



     (a) Audit Committee. The Bank's Audit Committee consists of Messrs. Anderson, Namoff, Simon, Sontag and Yelen. These persons were all independent, non-employee directors of the Bank and the Company. The Board of Directors has determined that each member of the Audit Committee is financially literate and independent in accordance with NASDAQ's listing standards and that Mr. Namoff is an "audit committee financial expert", as defined by the Securities and Exchange Commission. The Audit Committee held four meetings during 2003. The Audit Committee has functional supervision over the internal audit staff, reviews the system of internal controls and the adequacy of the internal audit system and receives reports on activities of the internal auditing department. It recommends the independent certified public accountants to the Bank's and the Company's Boards of Directors, approves all services provided by the independent certified public accountants and related fees and reviews the scope of the audits and the actual audits performed by both the independent certified public accountants and the internal auditors. It is responsible for ensuring that the audit findings are adequately addressed.

     (b) Compensation Committee. The Company's Compensation Committee consists of Messrs. Anderson, Simon and Yelen. These persons are all independent, non-employee directors of the Company and constitute three of the five non-employee directors of the Board. The Compensation Committee held two meetings during 2003. The Compensation Committee was delegated the duties of establishing and administering an executive compensation program. Its activities include reviewing and approving the design of the program, setting performance goals, assessing executive performance, and making grants of salary, bonuses and incentive compensation. The Compensation Committee also administers the Amended 1994 Performance Stock Option Plan.

     (c) Nominating Committee. The Company has no formal nominating committee but rather the entire Board of Directors acts as the nominating committee. All of the director nominees of the Company set forth in Proposal I entitled "Election of Directors" were approved by a majority of the independent, non-employee directors of the Company. Messrs. Anderson, Namoff, Simon, Sontag and Yelen are all the independent, non-employee directors of the Company. The Board of Directors believes it is appropriate for the Company to nominate its director nominees through a majority of the independent directors of the full board and not a separate nominating committee due to the efficiencies gained by not having a separate committee.

     The Board of Directors several months prior to the annual meeting of the shareholders conducts a process of identifying and evaluating Board nominees. The Board initially looks to nominating its existing directors for re-election to the Board as appropriate or to other Director nominees proposed, as appropriate, by the Chairman of the Board and in doing so considers each director's independence, if required, skills, performance and attendance to the Board and respective committees. The Board of Directors will also consider candidates recommended by Shareholders (see the caption "Shareholder Proposal" contained herein). In evaluating any candidates for potential director nomination, the Board of Directors, and specifically a majority of the independent, non-employee directors, will consider candidates that are independent, if required, who possess personal and professional integrity, have good business judgment, relevant experience and skills, including financial expertise, if required, and who would be effective as a Director in conjunction with the full board and collectively serving the long-term interests of the Company's shareholders. All candidates will be reviewed in the same manner, regardless of the source of recommendation.

     The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Annual Meeting of Shareholders, but it encourages its Directors to attend and historically, most have done so. With respect to the 2003 Annual Shareholder Meeting, all of the members of the Board of Directors, which at the time was comprised of eight members, attended such Annual Shareholder Meeting.

Director Compensation

     Directors of the Company who are salaried employees of the Bank do not receive any additional compensation for serving as a director or committee member. During the year 2003, non-employee directors of the Bank received a retainer of $1,500 per calendar quarter.

     In addition, each non-employee director in office in June, 2003 received options to purchase 3,750 shares of Common Stock for serving on the Board, and each non-employee director who was a member of the Bank's Loan or Executive Committees in June, 2003 received options to purchase 2,500 shares of Common Stock.

Report of the Audit Committee

     The following report on the Audit Committee is made pursuant to the rules of the Securities and Exchange Commission. The Audit Committee has met and held discussions with management and the independent certified public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent certified public accountants. The Audit Committee discussed with the independent certified public accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees".


                                      4



     The Audit Committee discussed with the Company's internal audit staff and its independent certified public accountants the overall scope and plans for their respective audits. The Audit Committee meets with the internal audit staff and its independent certified public accountants to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also approves all services provided by the independent certified public accountants and related fees.

     The Audit Committee has received the written disclosures and the letter from the independent certified public accountants required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees", as may be modified or supplemented, and has discussed with the independent certified public accountants the independent certified public accountants' independence. The members of the Audit Committee are independent as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix III.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for the year 2003, for filing with the Securities and Exchange Commission.

     AUDIT COMMITTEE
     Martin Yelen, Chairman       Sherman Simon
     Cromwell Anderson            Michael Sontag
     Robert Namoff



                                      5


                             EXECUTIVE COMPENSATION

Executive Officers of the Company

     The executive officers of the Company are elected to their offices for one-year terms at the meeting of the Board of Directors in April of each year. The terms of any executive officers elected after such date expire at the same time as the terms of the executive officers elected at such date.

     Joseph W. Armaly, age 67, is Chairman of the Board of Directors and Chief Executive Officer of the Company and the Bank. Mr. Armaly served as President of Merchants from 1965 through 1988 and also served as Chairman of Merchants' Board of Directors from 1980 through 1988. Mr. Armaly was also President and Chairman of the Board of Florida Commercial from 1980 through 1988. Mr. Armaly has been Chairman of the Board of the Company and the Bank since its formation in 1988.

     Jack J. Partagas, age 66, is a Director and the President, Chief Operating Officer and Secretary of the Company and the Bank. Prior to joining the Company and the Bank in 1988, Mr. Partagas was Vice President of Florida Commercial between 1971 and 1988. Mr. Partagas has been a Director of the Company and the Bank since 1988, Executive Vice President of the Company and the Bank from 1988 through 1992 and President of the Company and the Bank since 1992.

     Bruce P. Steinberger, age 50, was elected Executive Vice President of the Bank in January of 1996. Mr. Steinberger was previously Executive Vice President of Intercontinental Bank from 1987-1995.

     Barbara E. Reed, age 40, was elected Senior Vice President and Chief Financial Officer of the Company and the Bank in June of 1995. Ms. Reed previously served the Bank as Vice President and Controller and as Auditor. Ms. Reed is a Certified Public Accountant and prior to 1991, was employed by Coopers & Lybrand LLP.

Summary Compensation Table

     The following table sets forth as of December 31, 2003, all compensation paid during the Company's latest fiscal year to the Company's Chief Executive Officer and to those executive officers of the Company whose total annual compensation exceeded $100,000 in any of the last three completed fiscal years.

                                                  Long-Term
                                                 Compensation
                                                 ____________

                                                   Number of
                           Annual Compensation     Securities
                         ________________________  Underlying
Name and Principal                                  Options     All Other
Position (1)             Year   Salary     Bonus   Granted(2)  Compensation(3)
__________________       ____   ______     _____   __________  ______________

Joseph W. Armaly         2003  $340,000  $180,000    6,250       $ 6,621
Chairman and Chief       2002  $340,000  $150,000    7,812       $ 7,271
Executive Officer of     2001  $310,000  $ 80,000    7,423       $ 6,853
the Company and the Bank

Jack J. Partagas         2003  $255,000  $120,000    6,250       $ 5,029
President and Chief      2002  $255,000  $100,000    7,812       $ 4,940
Operating Officer of     2001  $240,000  $ 60,000    7,423       $ 2,935
the Company and the Bank

Bruce P. Steinberger     2003  $200,000  $ 75,000    3,125       $11,217
Executive Vice           2002  $200,000  $ 60,000    4,688       $10,300
President of the Bank    2001  $200,000  $ 35,000    6,250       $10,050

Barbara E. Reed          2003  $130,000  $ 40,000    3,125       $ 6,096
Senior Vice President    2002  $130,000  $ 30,000    3,125       $ 5,578
and Chief Financial      2001  $115,000  $ 12,000    3,125       $ 5,318
Officer of the Company
and the Bank
_______________________________

(1) All compensation or remuneration paid to employees is paid by the Bank. At the present time, there are no separate employees of the Company and there is no compensation paid by the Company.



                                        6



(2) Gives effect to the dilutive adjustments which were made with respect to such options as a result of five-for-four stock splits declared by the Company in December, 2002 and December, 2003.
(3) The Bank has adopted a plan pursuant to the provisions of Section 401(k) of the Internal Revenue Code in which after one year of employment, all employees of the Bank are eligible to participate. The Bank, in its discretion, may match any amounts deferred by employees. The amount of contribution made by the Bank with respect to all employees was approximately $188,000 in 2003, $167,000 in 2002 and $154,000 in 2001.


Table of Option Grants in the Last Fiscal Year

                                                                   Potential
                                                                  Realizable
                              % of Total                           Value at
                    Number of   Options                            Assumed
                    Securities Granted to Exercise               Annual Rates
                    Underlying Employees    or                  of Stock Price
                    Options    in Fiscal   Base    Expiration  Appreciation for
Name                Granted (1)  Year      Price     Date (2)    Option Term
___________________ __________ _________ ________ ___________ _________________

                                                                 5%      10%
                                                               _____    _____

Joseph W. Armaly       6,250      13.0%   $26.66 June 1, 2013 $104,790 $265,557

Jack J. Partagas       6,250      13.0%   $26.66 June 1, 2013 $104,790 $265,557

Bruce P. Steinberger   3,125       6.5%   $26.66 June 1, 2013 $ 52,395 $132,779

Barbara E. Reed        3,125       6.5%   $26.66 June 1, 2013 $ 52,395 $132,779
_______________________________
(1) Gives effect to the dilutive adjustments which were made with respect to such options as a result of the five-for-four stock split which was declared by the Company in December, 2003.

(2) The Company's form of option agreement provides for early termination in the event the option holder's employment is terminated, the option holder dies, or the option holder becomes permanently or totally disabled. The options may not be exercised until at least one year from the date of grant, which was June 1, 2003.

Fiscal Year-end Option Values

                                              Number of
                                             Securities        Value of
                                             Underlying       Unexercised
                                             Unexercised     In-the-Money
                                             Options at       Options at
                                              Year End        Year End ($)
                         Shares
                      Acquired on  Value     Exercisable/   Exercisable and
Name                    Exercise  Realized Unexercisable(1)  Unexercisable
_____________________ ___________ ________ ________________ _______________

Joseph W. Armaly        2,866     $ 68,596  62,634/6,250      $  947,860
Jack J. Partagas       13,675     $349,478  74,029/6,250      $1,130,452
Bruce P. Steinberger        -            -  34,166/3,125      $  430,161
Barbara E. Reed         3,598     $ 82,331  31,997/3,125      $  479,866
__________________
(1) The number of shares underlying the stock options described in this table gives effect to the dilutive adjustments which were made with respect to such options as a result of the 5% stock dividends which were declared by the Company in each of December 1996, December, 1997, December, 1998, and December, 1999 and five-for-four stock splits declared December, 2002 and December, 2003.


                                        7



Equity Compensation Plan Information

     The following table sets forth information regarding our compensation plans (including individual compensation arrangements) under which shares of our Common Stock are authorized for issuance as of December 31, 2003:

                                                        Number of Securities
                                                      Remaining Available for
               Number of Securities Weighted Average   Future Issuance Under
                 to be Issued Upon   Exercise Price  Equity Compensation Plans
                   Exercise of       of Outstanding   [Excluding Securities
Plan Category Outstanding Options(a)    Options      Reflected in Column (a)]
_____________ _____________________ ________________ ________________________

Equity compensation
plans approved by
security holders     708,221 (1)         $13.96               303,882

Equity compensation
plans not approved
by security holders    __                  __                   __
__________________

(1) Represents options to purchase 378,635 shares of Common Stock which have previously been granted and which remain outstanding under our 1994 Performance Stock Option Plan and options to purchase 329,586 shares of Common Stock which have previously been granted and which remain outstanding under our 1994 Outside Director Stock Option Plan. The 1994 Performance Stock Option Plan and the 1994 Outside Director Stock Option Plan initially had 815,863 and 436,018, respectively, shares of Common Stock reserved for issuance.

Employment Agreements

     The Company and the Bank have entered into employment agreements with Messrs. Armaly and Partagas. The Bank has entered into employment agreements with Mr. Steinberger and Ms. Reed. These agreements which are summarized below, are intended to assure the Company and the Bank of the continued services of its key officers.

With respect to Messrs. Armaly and Partagas, the agreements entered into as of March 18, 1994 provide that each officer shall be employed by the Company and the Bank in his current position for a period of three (3) years. On March 31, 1995 the term was extended automatically for one additional year and on each subsequent March 31 the term is automatically extended for one additional year such that after each March 31 extension the term of the agreement is a full three years. Compensation and benefits are to be determined by the Board of Directors of the Company, provided that the officer's participation in employee benefit plans and arrangements shall provide benefits at least equal to those provided to all other employees of the Company. In the event that the officer's employment is terminated (except for death, disability, or cause) or if the officer terminates his employment because of a reduction in position, responsibility, salary, or for any other good reason, as defined in the agreement, and including a change in control of the Company, the officer is entitled to severance benefits equal to three year's salary and cash incentive compensation plus the option to continue to receive fringe benefits for an additional three years or an additional sixty (60%) percent of annual salary and cash incentive compensation in lieu of fringe benefits. In the event the officer terminates his employment other than for good reason, as defined in the agreement, the officer is entitled to severance benefits equal to one year's salary and cash incentive compensation, plus an additional twenty (20%) percent in lieu of fringe benefits. Such severance benefits will be based upon the executive's then current salary and the aggregate cash incentive compensation last paid to or earned by the officer in the immediately preceding twelve months prior to termination. In the event that any of such payments constitute "parachute payments" under Section 280G of the Internal Revenue Code and therefore are subject to the excise tax on "excess parachute payments" under Section 4999 of the Internal Revenue Code, the agreements provide that the Company will pay an additional cash amount, as determined by a formula set forth in the agreements, sufficient to pay both the excise tax and any additional amounts which become due as the result of the payment of the excise tax, to put the officer in the same position as though no excise tax had been imposed.

     With respect to Mr. Steinberger, the agreement entered into as of December 18, 1999 provides that he shall be employed by the Company and the Bank in his current position for a period of one year. On December 18, 1999 the term was extended automatically for one additional year and on each subsequent December 18 the term is automatically extended for one additional year. Compensation and benefits are to be determined by the Board of Directors of the Company, provided that the officer's participation in employee benefit plans and arrangements shall provide benefits at least equal to those provided to all other employees of the Company. In the event that the officer's employment is terminated (except for death, disability, or cause) or if the officer terminates his employment because of a reduction in position, responsibility, salary, or for any other good reason, as defined in the agreement, Mr.


                                      8



Steinberger is entitled to severance benefits equal to his base salary and cash incentive compensation through and including the scheduled termination date of this agreement, as extended. If the agreement is terminated by Mr. Steinberger pursuant to a change in control of the Company, Mr. Steinberger is entitled to severance benefits equal to two year's salary and cash incentive compensation plus the option to continue to receive fringe benefits for an additional two years or an additional forty (40%) percent of annual salary and cash incentive compensation in lieu of fringe benefits. In the event that Mr. Steinberger terminates his employment other than for good reason, as defined in the agreement, the officer is entitled to severance benefits equal to his base salary and cash incentive compensation through and including the date of termination. Such severance benefits will be based upon Mr. Steinberger's then current salary and the aggregate cash incentive compensation last paid to or earned by the officer in the immediately preceding twelve months prior to termination. In the event that any of such payments constitute "parachute payments" under Section 280G of the Internal Revenue Code and therefore are subject to the excise tax on "excess parachute payments" under Section 4999 of the Internal Revenue Code, the agreement provides that the Company will pay an additional cash amount, as determined by a formula set forth in the agreement, sufficient to pay both the excise tax and any additional amounts which become due as the result of the payment of the excise tax, to put the officer in the same position as though no excise tax had been imposed.

     With respect to Ms. Reed, the agreement entered into as of February 5, 1997 provides that she shall be employed by the Company and the Bank in her current position for a period of one year. On December 14, 1997 the term was extended automatically for one additional year and on each subsequent December 14 the term is automatically extended for one additional year. Compensation and benefits are to be determined by the Board of Directors of the Company, provided that the officer's participation in employee benefit plans and arrangements shall provide benefits at least equal to those provided to all other employees of the Company. In the event that the officer's employment is terminated (except for death, disability, or cause) or if the officer terminates her employment because of a reduction in position, responsibility, salary, or for any other good reason, as defined in the agreement, Ms. Reed is entitled to severance benefits equal to her base salary and cash incentive compensation through and including the scheduled termination date of this agreement, as extended. If the agreement is terminated by Ms. Reed pursuant to a change in control of the Company, Ms. Reed is entitled to severance benefits equal to twelve times her then current monthly salary. In the event that Ms. Reed terminates her employment other than for good reason, as defined in the agreement, the officer is entitled to severance benefits equal to her base salary and cash incentive compensation through and including the date of termination. Such severance benefits will be based upon Ms. Reed's then current salary and the aggregate cash incentive compensation last paid to or earned by the officer in the immediately preceding twelve months prior to termination.

Board Compensation Committee Report on Executive Compensation

1.   Performance and Policies.

     The Compensation Committee of the Board of Directors of the Company oversees and administers the Company's executive compensation programs. All members of the Compensation Committee are outside directors who are not eligible to participate in any of the compensation programs that the Committee oversees. The Compensation Committee recommends and the Board of Directors determines, based on such recommendations, compensation for the Chairman. Compensation levels for the other executive officers of the Company are determined by the Compensation Committee, based on the recommendations of the Chairman.

     The Company's executive compensation program is designed to attract, retain, motivate and appropriately reward individuals who are responsible for the Company's short- and long-term profitability, growth and return to shareholders. It is also designed to align the interests of high level employees with those of the shareholders. Compensation for Company executive officers consists of base compensation, annual cash incentive awards and long-term incentive awards in the form of stock options. Executive officers also participate in a savings incentive plan and a medical plan available to employees generally.

     The determination of base compensation increases, annual cash incentive awards and long-term incentive awards is based upon the performance of the Company, the contribution of each individual to that performance and consideration for economic conditions and events which may impact the future performance of the Company. Individual contribution is assessed based upon factors such as level of responsibility, job complexity and the importance of the position in the structure of the Company and the Bank. Individual contribution is also judged more subjectively based upon the Compensation Committee's overall evaluation of the officer's professionalism and professional growth, judgment, business acumen and ability and effort. The Compensation Committee also compares, on a random and subjective basis, the salaries of the executive officers with the salaries of executive officers of other bank holding companies of comparable size. Finally the Compensation Committee considers whether compensation increases are fair and equitable based upon individual performance and a comparison with peers. Although the components of compensation (base compensation, annual cash incentive awards, and long-term incentive awards) are reviewed separately, compensation decisions are made based on a review of total compensation.


                                        9



(a) Base Compensation. Pay levels for each executive are set annually at the beginning of the fiscal year. First, the Compensation Committee evaluates the performance of the Company during the prior fiscal year. The Committee considers factors such as earnings per share, pre-tax earnings, net profits and return on equity. Secondarily, the Compensation Committee considers individual performance in light of each executive's job responsibilities. Consideration is also given for economic conditions or events which may impact the future performance of the Company. In determining the base salaries for 2003, the Compensation Committee took into account the Company's strong performance during 2002. However, due to concerns regarding economic conditions that could have negatively impacted the Banking industry, the Committee chose to defer base compensation increases at the executive level in favor of considering an increase to annual cash incentives at the end of 2003.

(b) Annual Cash Incentive Awards. Annual cash incentive awards to the Company's executive officers are granted at the discretion of the Compensation Committee and are determined at the end of the fiscal year. The determination of the amount of such awards is made by the Compensation Committee based upon the performance of the Company and on a subjective basis as indicated above. For purposes of determining the level of the annual cash incentive awards to be paid to senior executives for 2003, it was the Compensation Committee's view that the Company's 2003 results represented a strong performance. The Compensation Committee noted the following factors in support of its findings: net income increased 13% during 2003; return on average assets and equity were 1.37% and 16.62%; credit performance remained excellent; diluted earnings per common share increased from $1.53 in 2002 to $1.69 in 2003; the senior executive officers were successful in implementing the growth strategy of the Bank, as average total deposits increased 23% from 2002 to 2003; and cash dividends declared during 2003 increased 16% over 2002.

(c) Stock Option Awards. The Compensation Committee also uses stock options to reward management and to link them to the long-term results and stockholder interests of the Company. Option grants are usually determined in the spring of each fiscal year. The levels of option grants are determined at the discretion of the Compensation Committee on a subjective basis. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year. In determining the levels of option grants for 2003, the Compensation Committee considered the performance of the Company for fiscal year 2002, the performance of the Company for the beginning of 2003, and efforts and initiatives by the executive officers to implement and support the strategic objectives of the Bank.

2.   CEO Compensation.

     Joseph Armaly is eligible to participate in the same executive compensation program available to the other executive officers within the Company. His 2003 base salary was set at $340,000. Mr. Armaly requested that the Compensation Committee hold his base salary at the 2002 level due to concerns regarding economic conditions that could have negatively impacted the Banking industry. The Compensation Committee chose instead to consider an increase to Mr. Armaly's annual cash incentive at the end of 2003.

     The stock option grants made to Mr. Armaly in 2003 were based on the analysis discussed above for fiscal year 2002, together with performance of the Company for the first half of 2003. In June 2003, Mr. Armaly was awarded ten-year options covering 6,250 shares. The terms and conditions of this grant were consistent with the grants to all other executive officers.

     In December, 2003, Mr. Armaly received an annual cash incentive award of $180,000. This annual cash incentive award was based upon the Company's performance during the 2003 fiscal year and the individual performance of the executive. In determining this award, the Compensation Committee considered the increase in the Company's earnings during 2003. Specifically, the Compensation Committee considered the following factors: net income increased 13% during 2003; return on average assets and equity were 1.37% and 16.62%; diluted earnings per common share increased from $1.53 in 2002 to $1.69 in 2003; the Bank was successful in implementing its growth strategy, as average total deposits increased 23% from 2002 to 2003; and cash dividends declared during 2003 increased 16% over 2002.

     COMPENSATION COMMITTEE
     Cromwell A. Anderson, Chairman
     Sherman Simon
     Martin Yelen


                                       10



Stock Performance Table

     The following table compares cumulative five-year shareholder returns (including reinvestment of dividends) on an indexed basis with the Center for Research in Security Prices ("CRSP") Index for the NASDAQ Stock Market (U.S. Companies) and the CRSP Index for NASDAQ Bank Stocks (SIC codes 602 and 671). These indices are included for comparative purposes only, and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved and are not intended to forecast or be indicative of possible future performance of the Common Stock. The table assumes that the value of an investment in the Common Stock and in each index was $100 on December 31, 1998, and that all dividends were reinvested.

                   Comparison of Five-Year Cumulative Return
                   Commercial Bankshares, Inc., Common Stock


                                         December 31,

                                   2003    2002    2001    2000   1999    1998
                                   ____    ____    ____    ____   ____    ____

Commercial Bankshares, Inc.       371.11  238.51  128.29   87.46 101.69  100.00

NASDAQ Stock Market Bank Stocks   156.62  121.74  118.92  109.84  96.15  100.00

NASDAQ Stock Market Index          91.75   61.37   88.76  111.83 185.43  100.00
(US Companies)


Stock Option Plan Benefits

     The table below indicates options granted and outstanding under the 1994 Outside Director Stock Option Plan and the 1994 Performance Stock Option Plan as of December 31, 2003.

                                                     Number of
                                                  Options Granted
Name and Position                                 and Outstanding
_____________________________________             _______________

Executive officer group                               212,778
Non-executive director group                          286,594
Non-executive officer employee group                  151,440
                                                      _______

   Total options granted                              650,812
                                                      =======


                                      11



Executive Officers
__________________

Joseph W. Armaly                                       68,884
  Chairman and CEO
Jack J. Partagas                                       80,279
  President and COO
Bruce P. Steinberger                                   37,291
  Executive Vice President
Barbara E. Reed                                        35,122
  Senior Vice President and CFO

Nominees for Director
_____________________

Joseph W. Armaly                                       68,884
Jack J. Partagas                                       80,279
Cromwell A. Anderson                                   67,218
Robert Namoff                                          59,619
Sherman Simon                                          67,218
Michael W. Sontag                                      25,321
Martin Yelen                                           67,218


Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee was an officer or employee of the Company or of any of its subsidiaries during the prior year or was formerly an officer of the Company or any of its subsidiaries. During the last fiscal year, none of the executive officers of the Company have served on the Board of Directors or Compensation Committee of any other entity, any of whose officers served either on the Board of the Company or on the Compensation Committee of the Company.


                          2004 STOCK OPTION PLANS

2004 OUTSIDE DIRECTOR STOCK OPTION PLAN

     The Board of Directors is submitting the Commercial Bankshares, Inc.
2004 Outside Director Stock Option Plan (the "Outside Director Plan") to shareholders for their approval. The Outside Director Plan was adopted by the Board of Directors in February, 2004 and is subject to the approval of a majority of the shareholders of the Company. The Company believes that the Outside Director Plan will enable the Company to pay its Outside Directors a competitive compensation package and encourage Outside Directors to increase their financial interest in the Company.

     The following summary of the Outside Director Plan is qualified in its entirety by reference to the full text of the Outside Director Plan, which is set forth as Appendix I to this Proxy Statement.

General Information

     Administration. The Outside Director Plan shall, to the extent possible, be self-effectuating. Any determinations necessary for the administration or interpretation of the Outside Director Plan shall be made by the Board of Directors or by a duly authorized committee thereof which shall not include any Outside Director.

     Eligibility. All "Outside Directors" will be eligible to participate in the Outside Director Plan. Outside Directors are those Directors of the Company who are not also employees of the Company or the Bank. There are currently five Outside Directors.

     Shares Subject to the Plan. The maximum number of shares of the Company's Common Stock that may be issued under the Outside Director Plan is 50,000. Appropriate adjustments would be made in the number of options and shares that could be issued in the future and in the number of shares and exercise price of all outstanding options in the event of a stock split, stock dividend, merger, combination, exchange of shares or other similar corporate change. If an option is cancelled or expires without the issuance of shares, the shares subject to such option will be available for future grants under the Outside Director Plan.


                                      12



     Grants Under the Outside Director Plan. In each calendar year during the term of the Outside Director Plan, each Outside Director will receive, for no additional consideration, such options, if any, to purchase shares of the Company's Common Stock as may be granted upon approval from the Board of Directors or the Board committee administering the plan, as the case may be, which options shall be immediately exercisable and have a ten-year term. No person may receive an option for the purchase of more than 2,500 shares of the Company's Common Stock during any single year. There are currently five Outside Directors on the Bank's Loan Committee. The same five Outside Directors currently also serve on the Bank's Executive Committee.

     The exercise price per share will be 100% of the fair market value of the Company's Common Stock on the date of grant. Market value of the Company's Common Stock as determined by the NASDAQ national market was $26.75 at the close of business on March 1, 2004. Each annual award shall be made on the later of the first business day following the annual meeting of the Company's shareholders or June 1. Options received as annual grants may be exercised in whole or in part.

     Termination of Board Membership. In the event that an Outside Director's board membership terminates by reason of retirement after attaining age 70, long term disability or death, such Director's options may thereafter be exercised in full in the case of retirement for a period of three years and in the case of death or disability for a period of one year, subject in each case to the stated term of the option. In the event an Outside Director's Board membership terminates for any other reason, such Director's options will expire thirty (30) days after cessation of Board membership.

     Termination or Amendment of Plan. The Board may terminate or suspend the Outside Director Plan at any time but such termination or suspension shall not affect any options then outstanding. Unless sooner terminated by action of the Board, the Outside Director Plan will terminate on March 31, 2014, but options outstanding on such date shall continue to be outstanding until the expiration of their terms. The Board may also amend the Outside Director Plan as it deems advisable, but unless the shareholders approve, no such amendment may materially increase the benefits to the Outside Directors. In addition, no such amendment shall adversely affect any option theretofore granted under the Outside Director Plan without the holder's consent.

Federal Income Tax Consequences

     The grant of an option should not result in income for the Outside Director or in a deduction for the Company. The exercise of a stock option generally would result in ordinary income for the Outside Director and a deduction for the Company measured by the difference between the fair market value of the shares at the date of exercise and the option exercise price.

     The foregoing is a summary of the principal federal income tax consequences of transactions under the Outside Director Plan. It does not describe all federal tax consequences under the Outside Director Plan, nor does it describe state or local tax consequences.

Recommendation of the Board of Directors and Vote Required for Approval

     The Board of Directors recommends that the shareholders vote "FOR" ratification of the 2004 Outside Director Stock Option Plan. If a choice is specified on the proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted "FOR" approval of the 2004 Outside Director Stock Option Plan. The affirmative vote of the holders of record of a majority of the shares of the Company's Common Stock present in person or by proxy and entitled to vote at the annual meeting is required for approval of the 2004 Outside Director Stock Option Plan. The Board of Directors, in particular the Outside Directors, have an interest in the approval of the 2004 Outside Director Stock Option Plan.

                        2004 EMPLOYEE STOCK OPTION PLAN

     The Board of Directors is submitting the Commercial Bankshares, Inc. 2004 Employee Stock Option Plan (the "Employee Plan") to shareholders for their approval. The Employee Plan was approved by the Board of Directors in February 2004 and is subject to approval of a majority of the shareholders of the Company.

     The 1994 Performance Plan is intended to assist the Company to promote and advance its interests and those of its shareholders in securing and retaining key employees by allowing them to participate in the ownership and long-term growth profitability and financial success of the Company through the grant of incentive and nonqualified stock options ("Options") and stock appreciation rights ("SARs"). The granting of Options and SARs will serve as partial consideration for and give key employees an additional inducement to remain in the service of the Company and will provide them with an increased incentive to work for the Company's success.


                                        13



     The following summary of the Employee Plan is qualified in its entirety by reference to the text of the Employee Plan which is set forth as Appendix II to this Proxy Statement.

General Information

     Administration. The Employee Plan will be administered by the Board of Directors with actions regarding the Employee Plan approved by at least three members of the Board of Directors considered "non-employee directors" of the Company, as defined in Rule 16b-3 under the Securities Exchange Act of 1934. Alternatively, at the Board's discretion the Employee Plan may be administered by a stock option committee (the "Committee"), consisting of not less than three non-employee directors of the Company appointed by the Board of Directors. As used herein, the term "the Committee" will refer to the above-described committee or the Board of Directors, as the case may be. The Committee will select the key employees who will be granted Options and/or SARs under the Employee Plan and, subject to the provisions of the Employee Plan, will determine the terms and conditions and number of shares subject to each Option and SAR. The Committee will also make any other determinations necessary or advisable for the administration of the Employee Plan including the grant of a cash award in conjunction with the grant of a nonqualified stock option. The determinations by the Committee will be final and conclusive. Grants of Options, SARs, cash awards and other decisions of the Committee are not required to be made on a uniform basis.

     Eligibility. The Committee is authorized to grant Options, SARs and cash awards under the Employee Plan only to key employees of the Company and its subsidiaries. Members of the Committee are not eligible for Option and SAR grants or cash awards under the Employee Plan. The fact that an employee is a director of the Company will not make him ineligible for an Option, SAR or cash award grant unless he is also a member of the Committee. The power to designate who is a "key employee" is reserved solely to the Committee. As of the date of this proxy statement, approximately 30 people are eligible to participate in the Employee Plan.

     Shares Subject to the Employee Plan. The Employee Plan provides that the total number of shares of the Company's Common Stock that may be purchased pursuant to Options or transferred pursuant to the exercise of SARs shall not exceed 250,000 shares of the Company's Common Stock. The shares to be issued under the Employee Plan will be currently authorized but unissued shares. The number of shares of the Company's Common Stock available under the Employee Plan will be subject to adjustment by the Committee to prevent dilution in the event of a stock split, combination of shares, stock dividend or certain other events. Shares of the Company's Common Stock subject to unexercised Options that expire or are terminated prior to the end of the period during which options may be granted will be restored to the number of shares available for issuance under the Employee Plan. The maximum number of shares of Common Stock that may be granted to a key employee pursuant to an Option or SAR during any calendar year cannot exceed 50,000 shares.

     Options. Upon the grant of an Option to a key employee, the Committee will fix the number of shares of the Company's Common Stock that the optionee may purchase upon exercise of the Option and the price at which the shares may be purchased. The Employee Plan permits the granting of stock options that either qualify as incentive stock options under Section 422(b) of the Internal Revenue Code (the "Code") or non-qualified stock options which do not so qualify. The exercise price for incentive stock options shall not be less than the "fair market value" of the Common Stock at the time the Option is granted. Nonqualified stock options may be granted at less than the "fair market value" of the Common Stock. "Fair market value" is determined by the Board of Directors taking into account factors affecting or reflecting value. Market value of the Company's Common Stock as determined by the NASDAQ national market was $26.75 at the close of business on March 1, 2004.

     The aggregate fair market value of Common Stock (determined at the time the incentive stock option is granted) subject to incentive stock options granted to a key employee under all stock option plans of the Company, of the Company's parent (if any) and of the Company's subsidiaries (if any), and that become exercisable for the first time by such key employee during any calendar year may not exceed $100,000.

     Each Option granted under the Employee Plan will be exercisable by the optionee only during the term fixed by the Committee, with such term ending not later than ten years after the date an incentive stock option is granted, and not later than the date established by the Committee for a nonqualified stock option. Options may be exercisable in whole or in part. Upon exercise of any Option, payment for shares as to which the Option is exercised shall be made in such manner and at such time or times as shall be provided by the Committee in the option agreement pursuant to which the Option was granted, including cash, shares of Common Stock previously acquired by the grantee, or any combination thereof. If all or part of the option exercise price is paid in shares of the Company's Common Stock, the value of such shares will be equal to the fair market value of such shares on the date of payment.


                                        14



     Incentive stock options granted to any employee who, immediately after the grant of such option, would own more than 10% of the total combined voting power of all classes of the Company's stock, must specify that the exercise price shall be at least 110% of the fair market value of the Common Stock subject to the Option and may not be exercisable after the expiration of five years from the date the incentive stock option is granted.

Stock Appreciation Rights; Cash Awards

     SARs may be, but are not required to be, granted by the Committee in connection with the grant of an Option. All SARs shall be in such form as the Committee may from time to time determine subject to the conditions specified below. Specifically, a SAR shall be exercisable only (i) with the approval of the Committee, (ii) during the term of the Option to which it relates, (iii) at such times as the Option to which it relates is exercisable, and (iv) if the fair market value of the Common Stock subject to the Option surrendered (on the date surrendered) minus the aggregate exercise price for the Common Stock subject to the Option surrendered is a positive amount.

     In the event the Committee agrees to permit exercise of the SAR, the optionees shall surrender to the Company the right to exercise the Option with respect to a specified number of shares as to which the Option is then exercisable. In return, the optionee shall receive from the Company an amount payable in cash and/or in shares of Common Stock (as determined by the Committee after considering the request of the optionee) equal to the difference between the fair market value of the Common Stock as to which the optionee has surrendered the Option and the exercise price with respect thereto. In the event the Committee determines to tender shares of Common Stock in full or partial payment of the SAR, the number of shares to be issued to the optionee shall be based on the fair market value of the shares as of the date of exercise of the SAR. No fractional shares shall be issued to optionees upon exercise of a SAR. Instead, the Company shall pay in cash to the optionee the value of such fractional shares based upon the fair market value of a share on the date the SAR is exercised.

     SARs granted under the 1994 Performance Plan will be transferable only when the Option to which it relates is transferable.

     Upon exercise of a SAR, the Option to which it relates will lapse with respect to the shares as to which the SAR is exercised, and such shares shall not be available for further grant of options under the Employee Plan.

     A cash award may be, but is not required to be, granted by the Committee in connection with the grant of a nonqualified stock option. A cash award is designed to compensate the grantee of a nonqualified stock option for the loss of tax benefits the grantee would have been entitled to had the nonqualified stock option been an incentive stock option.

     The Committee is authorized to grant Options, SARs and cash awards to key employees for no consideration to the Company.

     Transferability; Termination of Employment. All options granted under the Employee Plan will be non-transferable and non-assignable except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by the optionee.

     Incentive stock options expire no later than three months after the optionee's termination of employment for any reason other than death or disability and no later than twelve months after the optionee's termination of employment on account of death or disability. Unless authorized by the Committee, the optionee may exercise an incentive stock option only with respect to those shares which could have been purchased by the optionee at the date of the optionee's termination of employment. In no event will any incentive stock option be exercisable after expiration of the term of the incentive stock option. The Committee may, however, elect to alter these termination provisions by amendment, in which event the Option may no longer qualify as an incentive stock option.

     Nonqualified stock options will be subject to the same termination provisions as described above for incentive stock options, unless the Committee specifically provides otherwise either in the option agreement pursuant to which the nonqualified stock option is granted or by later decision of the Committee.


                                       15



     Corporate Reorganization; Liquidation. Upon the occurrence of any event which, in the opinion of the Board of Directors of the Company, is likely to lead to changes in control of share ownership of the Company, whether or not such a change in control actually occurs, the Board of Directors may direct the Committee to declare that all Options and SARs granted under the Employee Plan shall become exercisable immediately notwithstanding the provisions of the respective option agreements regarding exercisability.

     In the event the outstanding shares of the Company's Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization or reclassification, if the Company continues in existence, (i) the number and kind of shares that are subject to any Option and the option price per share shall be proportionately and appropriately adjusted without any changes in the aggregate price to be paid therefor upon exercise of the Option, and (ii) the Committee may make such adjustments in the number and kinds of SARs as it shall deem appropriate in the circumstances. If the Company will not remain in existence, or substantially all of its Common Stock will be purchased by a single purchaser or group of purchasers acting together, then the Committee may (i) declare that all Options and SARs then outstanding are exercisable (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all optionees that all Options and SARs granted under the Employee Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the successor corporation to which holders of the number of shares subject to such Options and SARs would have been entitled, or (iii) some combination of aspects of (i) and
(ii).

     Termination and Amendment. The Employee Plan will terminate on March 31, 2014, but may be terminated by the Board of Directors at any time before that date. The Employee Plan may be amended at any time by the Board of Directors. However, without the approval of the shareholders of the Company, no such amendment may change (i) the maximum number of shares of the Company's Common Stock which may be based upon the exercise of Options granted under the Employee Plan, (ii) the minimum exercise prices for Options granted under the Employee Plan, (iii) the period during which Options and SARs may be granted during the Employee Plan or (iv) the class of eligible employees to whom Options and SARs may be granted under the Employee Plan. Any termination or amendment of the Employee Plan will not impair the rights of optionees under outstanding Options without the consent of the affected optionees.

Federal Income Tax Consequences

     Incentive Stock Options. Incentive stock options granted under the Employee Plan are intended to be "incentive stock options" as defined by
Section 422A of the Code. Under present law, the grantee of an incentive stock option will not realize taxable income upon the grant or the exercise of the incentive stock option and a company will not receive an income tax deduction at either such time. If the grantee does not sell the shares of the Company's Common Stock acquired upon exercise of an incentive stock option within either
(i) two years after the grant of the incentive stock option or (ii) one year after the date of exercise of the incentive stock option, the gain upon a subsequent sale of the shares will be taxed as long-term capital gain. If the grantee, within either of the above periods, disposes of the shares of the Company's Common Stock acquired upon exercise of the incentive stock option, the grantee will realize as ordinary income an amount equal to the lesser of
(i) the gain realized by the grantee upon such disposition or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the grantee. The gain in excess of such amount realized by the grantee as ordinary income would be taxed as a long-term capital gain or short-term capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

     Unless the shares of stock subject to an incentive stock option are subject to a risk of forfeiture at the time the option is exercised, the exercise of the incentive stock option will result in the excess of the stock's fair market value on the date of exercise over the exercise price being included in the optionee's alternative minimum taxable income ("AMTI"). If the shares are subject to a risk of forfeiture, the excess described above will be included in AMTI when the risk of forfeiture lapses. Liability for the alternative minimum tax is complex and depends upon an individual's overall tax situation. Before exercising an incentive stock option, a grantee should discuss the possible application of the alternative minimum tax with his tax advisor in order to minimize the tax's impact.

     Non-Qualified Stock Options. Upon exercise of a non-qualified stock option granted under the Employee Plan, or upon the exercise of an incentive stock option that does not qualify for the tax treatment described above under "Incentive Stock Options," the grantee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock received over the exercise price of such Shares. That amount increases the grantee's basis in the stock acquired pursuant to the exercise of the non-qualified option. Upon a subsequent sale of the stock, the grantee will recognize short-term or long-term gain or loss depending upon his holding period for the stock and upon the stock's subsequent appreciation or depreciation in the value. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the grantee upon the grantee's exercise of the option.


                                       16



    Officers and directors of the Company who are subject to the short-swing trading prohibitions of Section 16(b) of the Securities Exchange Act of 1934 should be aware, however, that the exercise of an option that does not qualify for incentive stock option treatment will not automatically result in an immediate taxable event for the grantee. Instead, unless an election is made under Section 83(b) of the Code as discussed below, recognition of income on the exercise by the grantee will be deferred until the expiration of the six-month period following the date of his or her exercise during which he is subject to Section 16(b) trading restrictions. Upon expiration of such six-month period, the grantee will recognize ordinary income in the amount of the difference, if any, between the fair market value of the shares subject to his or her non-qualified stock option at that time and the exercise price under such option. In addition, the long-term capital gain holding period will not begin to run until the expiration of such six-month period.

     In order to avoid the deferral of income recognition for the six-month period discussed above, a grantee may make a formal election under Section 83(b) of the Code to recognize income immediately upon the exercise of his non-qualified stock option. If a grantee makes such an election, he or she will be taxed on the difference between the fair market value of the shares subject to the grantee's non-qualified stock option on the date of exercise and the exercise price under such option. In addition, the long-term capital gain holding period would begin to run on the date of exercise. An election under Section 83(b) of the Code must be made in the form set forth in applicable Treasury Regulations and to be effective must be made with the Internal Revenue Service Center where the individual normally files income tax returns no later than thirty days after exercise of the option.

     Exercise of Stock Appreciation Rights. The grantee of a stock appreciation right or SAR will realize no taxable income upon the grant of the SAR. Upon exercise of the SAR, the grantee will recognize ordinary income equal to the amount of payment received from the Company. Under present law, the Company is entitled to a deduction equal to the amount of income realized by the grantee at the time of exercise.

     Cash Award. The grantee of a cash award will recognize ordinary income equal to the amount of the cash award. The cash award will be includable in the grantee's taxable income in the year in which such cash award is paid. The Company will be entitled to a deduction equal to the amount of the cash award in the year the cash award is paid.

     Summary of Tax Consequences. The foregoing outline is no more than a summary of the federal income tax provisions relating to the grant and exercise of options and stock appreciation rights under the Employee Plan and the sale of shares of Common Stock acquired under the Employee Plan. Individual circumstances may vary these results. The federal income tax laws and regulations are constantly being amended, and each participant should rely upon his own tax counsel for advice concerning the federal income tax provisions applicable to the Employee Plan.

Recommendation of the Board of Directors

     The Board of Directors of the Company recommends a vote "FOR" the proposed 2004 Employee Stock Option Plan. If a choice is specified on the proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted "FOR" approval of the 2004 Employee Stock Option Plan. The affirmative vote of the holders of record of a majority of the shares of the Company's Common Stock entitled to vote at the annual meeting is required for approval of the 2004 Employee Stock Option Plan. The Board of Directors, in particular members of the Board of Directors who are employees of the Company, have an interest in the approval of the 2004 Employee Stock Option Plan.


                                         17



                           STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the beneficial ownership of the Company's outstanding Common Stock as of March 1, 2004, by (i) one person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and executive officer of the Company and (iii) the directors and the executive officers of the Company as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

                                              Current Beneficial Ownership
                                            ________________________________

                                              Number of          Percent of
 Name and Address of Beneficial Owner        Shares(1)(11)         Class*
_____________________________________       ________________________________

(a) Certain beneficial owners:
John Hancock Advisors, LLC (2)                383,711              6.02%
   101 Huntington Avenue
   Boston, MA 02199

(b) Directors:
Cromwell A. Anderson                          226,107  (3)         3.55%
   1029 Hardee Road
   Coral Gables, Florida 33146
Joseph W. Armaly                              296,518  (4) (10)    4.65%
   7141 S.W. 136th Street
   Miami, Florida 33156
Robert Namoff                                 187,399  (5)         2.94%
   9440 S.W. 140th Street
   Miami, Florida 33176
Jack J. Partagas                               91,249  (6)         1.43%
   7540  S.W. 158th Terrace
   Miami, Florida 33157
Sherman Simon                                 243,988  (3)         3.83%
   9999 Collins Avenue, #20K
   Bal Harbour, Florida  33154
Michael W. Sontag                              66,597  (7)         1.04%
   14535 S.W. 63rd Court
   Miami, Florida 33158
Martin Yelen                                  117,026  (3)         1.84%
   1925 Brickell Avenue, #1001
   Miami, Florida 33129

(c) Executive officers listed in Summary
Compensation table who are not Directors:
Barbara E. Reed                                44,838  (8)           **
   13355 S.W. 74th Avenue
   Miami, Florida 33156
Bruce P. Steinberger                           53,199  (9)           **
   711 Paradiso Avenue
   Coral Gables, Florida  33146

All directors and the executive officers    1,326,921            20.82%
as a group (9 persons)
________________________________
* Percentages of shares beneficially owned are based upon 5,892,876 shares of Common Stock outstanding as of March 1, 2004 plus, for each person named above, any shares of Common Stock that may be acquired by such person within 60 days of such date upon exercise of outstanding options or other rights. Options granted under the Outside Director Plan vest immediately.
**   Less than 1%.


                                       18



(1) In accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of a security for purposes of the rule if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.

(2) Through their parent-subsidiary relationship to John Hancock Advisors, LLC., John Hancock Life Insurance Company, John Hancock Subsidiaries, LLC., John Hancock Financial Services, Inc. and The Berkeley Financial Group, LLC have indirect Beneficial ownership of these same shares.

(3) Includes options granted June 1, 1995 to purchase 7,599 shares of Common Stock at $7.50 per share, options granted June 1, 1996 to purchase 7,599 shares of Common Stock at $7.24 per share, options granted June 1, 1997 to purchase 7,236 shares of Common Stock at $9.26 per share, options granted June 1, 1998, to purchase 6,891 shares of Common Stock at $14.37 per share, options granted June 1, 1999 to purchase 8,204 shares of Common Stock at $13.26 per share, options granted June 1, 2000 to purchase 7,813 shares of Common Stock at $11.20 per share, options granted June 1, 2001 to purchase 7,813 shares of Common Stock at $13.34 per share, options granted June 1, 2002 to purchase 7,813 shares of Common Stock at $18.24 per share and options granted June 1, 2003 to purchase 6,250 shares of Common Stock at $26.66 per share.

(4) Includes options granted June 1, 1996 to purchase 13,770 shares of Common Stock at $7.24 per share, options granted June 1, 1997 to purchase 10,401 shares of Common Stock at $9.26 per share, options granted June 1, 1998 to purchase 6,891 shares of Common Stock at $14.37 per share, options granted June 1, 1999 to purchase 7,539 shares of Common Stock at $13.26 per share, options granted June 1, 2000 to purchase 8,798 shares of Common Stock at $11.20 per share, options granted June 1, 2001 to purchase 7,423 shares of Common Stock at $13.34 per share and options granted June 1, 2002 to purchase 7,812 shares of Common Stock at $18.24 per share.

(5) Includes options granted June 1, 1996 to purchase 7,599 shares of Common Stock at $7.24 per share, options granted June 1, 1997 to purchase 7,236 shares of Common Stock at $9.26 per share, options granted June 1, 1998, to purchase 6,891 shares of Common Stock at $14.37 per share, options granted June 1, 1999 to purchase 8,204 shares of Common Stock at $13.26 per share, options granted June 1, 2000 to purchase 7,813 shares of Common Stock at $11.20 per share, options granted June 1, 2001 to purchase 7,813 shares of Common Stock at $13.34 per share, options granted June 1, 2002 to purchase 7,813 shares of Common Stock at $18.24 per share and options granted June 1, 2003 to purchase 6,250 shares of Common Stock at $26.66 per share.

(6) Includes options granted August 16, 1995 to purchase 11,395 shares of Common Stock at $7.70 per share, options granted June 1, 1996 to Purchase 13,770 shares of Common Stock at $7.24 per share, options granted June 1, 1997 to purchase 10,401 shares of Common Stock at $9.26 per share, options granted June 1, 1998 to purchase 6,891 shares of Common Stock at $14.37 per share, options granted June 1, 1999 to purchase 7,539 shares of Common Stock at $13.26 per share, options granted June 1, 2000 to purchase 8,798 shares of Common Stock at $11.20 per share, options granted June 1, 2001 to purchase 7,423 shares of Common Stock at $13.34 per share and options granted June 1, 2002 to purchase 7,812 shares of Common Stock at $18.24 per share.

(7) Includes options granted June 1, 1998 to purchase 3,445 shares of Common Stock at $14.37 per share, options granted June 1, 2001 to purchase 7,813 shares of Common Stock at $13.34 per share, options granted June 1, 2002 to purchase 7,813 shares of Common Stock at $18.24 per share and options granted June 1, 2003 to purchase 6,250 share of Common Stock at $26.66 per share.

(8) Includes options granted August 16, 1995, to purchase 5,000 shares of Common Stock at $7.70 per share, options granted June 1, 1996 to purchase 3,248 shares of Common Stock at $7.24 per share, options granted June 1, 1997 to purchase 4,523 shares of Common Stock at $9.26 per share, options granted June 1, 1998 to purchase 3,445 shares of Common Stock at $14.37 per share, options granted June 1, 1999 to purchase 3,281 shares of Common Stock at $13.26 per share, options granted June 1, 2000 to purchase 6,250 shares of Common Stock at $11.20 per share, options granted June 1, 2001 to purchase 3,125 shares of Common Stock at $13.34 per share and options granted June 1, 2002 to purchase 3,125 shares of Common Stock at $18.24 per share.

(9) Includes options granted June 1, 1998 to purchase 6,891 shares of Common Stock at $14.37 per share, options granted June 1, 1999 to purchase 7,539 shares of Common Stock at $13.26 per share, options granted June 1, 2001 to purchase 6,250 shares of Common Stock at $13.34 per share and options granted June 1, 2002 to purchase 4,688 shares of Common Stock at $18.24 per share.

(10) Does not include 45,196 shares held of record by Mr. Armaly's wife. Mr. Armaly disclaims beneficial ownership of all such shares. Inclusion of such shares would result in Mr. Armaly owning 341,714 shares or 5.36% and all directors and executive officers owning as a group 1,372,117 shares or 21.53% of the total issued and outstanding shares of Common Stock.


                                      19



(11) The number of shares underlying the stock options described in this table and the foregoing footnotes, and the exercise prices for such shares, give effect to the dilutive adjustments, which were made with respect to such options as a result of the 5% stock dividends which were declared by the Company in each of December, 1996, December, 1997, December, 1998 and December, 1999 and five-for-four stock splits declared in December, 2002 and December, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons owning more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely upon a review of the copies of forms furnished to the Company, the Company believes that during the 2003 fiscal year, all filing requirements applicable to its officers and directors and 10% shareholders were met.


          SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers LLP, Independent Certified Public Accountants, to audit the financial statements of the Company and the Bank for the fiscal year ending December 31, 2004, and to perform such other services as may be required of them. Representatives of PricewaterhouseCoopers LLP will be present at the 2004 Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions raised at the meeting.

Principal Accounting Firm Fees

     The following table presents the aggregate fees billed to the Company by PricewaterhouseCoopers, LLP, for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2003 and 2002 and other services provided during those periods:


                                        December
                                  ___________________

                                    2003       2002
                                    ____       ____

Audit Fees (1)                   $ 95,000   $ 82,500
Audit-Related Fees (2)              8,300      7,900
Tax Fees (3)                       17,650     12,850
All Other Fees (4)                   --         --
                                 ________   ________

Total Fees                       $120,950   $103,250
                                 ========   ========
____________________________
(1) Audit Fees consist of fees billed for services rendered for the annual audit of the Company's consolidated financial statements, the review of condensed consolidated financial statements included in the Company's quarterly reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements that are not reported under the caption "Audit Fees". The category includes fees related to audit of the Company's retirement plan and consultation related to acquisitions or other business transactions.

(3) Tax Fees consist of fees billed for services rendered for tax compliance, tax advice and tax planning.

(4) All Other Fees consist of fees billed for products and services other than fees as reported in the above three categories. These fees principally relate to consulting services in connection with the Company's retirement plan.

Pre-approval of Services Provided by the Independent Auditor

     The Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. The Audit Committee will consider annually and, if appropriate, approve the scope of the audit services to be performed during the fiscal year as outlined in an engagement letter proposed by the independent auditor. For permissible non-audit services, the Company will submit to the Audit Committee, at least annually, a list of services and a corresponding budget estimate that it recommends the Audit Committee engage the independent auditor to provide. To facilitate the prompt handling of certain unexpected matters, the Audit Committee delegates to its Chairman the authority to approve in advance all audit and non-audit services below $2,000 to be provided by the independent auditor if presented to the full Audit Committee at the next regularly scheduled meeting. The Company will routinely inform the Audit Committee as to the extent of services provided by the independent auditor in accordance with this pre-approval policy and the fees incurred for the services performed to date.


                                      20



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank has had and expects to have in the future various loan and other banking transactions in the ordinary course of business with directors, executive officers, and principal shareholders of the Bank and the Company (or associates of such persons). In the opinion of management, all such transactions: (i) have been and will be made in the ordinary course of business; (ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those generally prevailing at the time for comparable transactions with unrelated persons; and (iii) do not involve more than the normal risk of collectibility or present other unfavorable features. The total amount of extensions of credit to directors, executive officers, those stockholders named in the table in "Security Ownership of Certain Beneficial Owners and Management" (set forth above), and any of their associates was $5.1 million as of February 29, 2004, which represented approximately 7.7% of total shareholders equity.

              SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

     Any shareholder of the Company who wishes to communicate with the Board of Directors, a committee of the Board, the non-management Directors as a group or any member of the Board, may send correspondence to the Chief Financial Officer at Commercial Bancshares, Inc., 1550 S.W. 57th Avenue, Miami, Florida 33144. The Chief Financial Officer will submit to the Board of Directors, Committee of the Board, non-management Directors as a group or individual member all shareholder correspondence addressing material concerns of the Company.

                              OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting or any adjournments thereof, the persons named in the accompanying proxy will have discretionary authority to vote all proxies.

                         SHAREHOLDER PROPOSALS

     Proposals on matters appropriate for shareholder consideration consistent with the regulations of the Securities and Exchange Commission submitted by shareholders for inclusion in the proxy statement and form of proxy for the 2005 Annual Meeting of Shareholders must be received at the Company's principal executive offices on or before November 21, 2004. Such shareholder proposals may be mailed to Barbara E. Reed, Senior Vice President and Chief Financial Officer, Commercial Bankshares, Inc., 1550 Southwest 57th Avenue, Miami, Florida 33144.

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2003 is being provided to each shareholder simultaneously with delivery of this proxy statement. Additional copies of the Annual Report to Shareholders or copies of the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission, may be obtained by writing Barbara
E. Reed, Commercial Bankshares, Inc., 1550 Southwest 57th Avenue, Miami, Florida 33144.


                                        21



                                    APPENDIX I

                            COMMERCIAL BANKSHARES, INC.
                     2004 OUTSIDE DIRECTOR STOCK OPTION PLAN

                                    SECTION 1.

                                     PURPOSE

     1.1 The purpose of the COMMERCIAL BANKSHARES, INC. 2004 OUTSIDE DIRECTOR STOCK OPTION PLAN (the "Outside Director Plan") is to foster and promote the long-term financial success of the Company and materially increase shareholder value by enabling the Company to attract and retain the services of outstanding outside directors whose judgment, interest, and special effort is essential to the successful conduct of its operations.

                                    SECTION 2.

                                   DEFINITIONS

     2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:
          (a) "Act" means the Securities Exchange Act of 1934, as amended.
          (b) "Annual Award" means such number of Options, if any, as may be granted upon approval from the Board or the Board Committee administering the Outside Director Plan, as the case may be; provided however, in no case shall the annual award exceed 2,500 shares per annum for any one person.
          (c) "Bank" means the Commercial Bank of Florida, a Florida banking corporation wholly owned by the Company.
          (d) "Board" means the Board of Directors of the Company.
          (e) "Company" means COMMERCIAL BANKSHARES, INC., a Florida corporation, and any successor thereto.
          (f) "Disability" means total disability, which if the Outside Director were an employee of the Company, would be treated as a total disability under the terms of the Company's long-term disability plan for employees, as in effect from time to time.
          (g) "Fair Market Value" means the closing "asked" price of the shares of the Stock in the over-the-counter market on the day on which such value is to be determined or, if the "asked" price is not available, the last sales price on such day or, if not traded, the next preceding day when traded or reported by any national quotation service.
          (h) "Option" means the right to purchase Stock at a stated price for a specified period of time. The term Option shall mean the grant of Annual Awards.
          (i) "Outside Director" means any member of the Board who is not an employee of the Company or any of its subsidiaries.
          (j) "Stock" means the common stock of the Company, par value $0.08 per share.

     2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Outside Director Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                               SECTION 3.

                    ELIGIBILITY AND PARTICIPATION
     Each Outside Director shall participate in the Outside Director Plan.

                               SECTION 4.

               STOCK SUBJECT TO OUTSIDE DIRECTOR PLAN

     4.1 Number. The total number of shares of Stock subject to Options granted under the Outside Director Plan may not exceed 50,000 shares originally reserved at the Plan's inception and as adjusted periodically pursuant to Section 4.3. The shares to be delivered under the Outside Director Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose.

     4.2 Cancelled, Terminated, or Forfeited Awards. Any shares of Stock subject to an Option which for any reason is cancelled or terminated without the issuance of any Stock may again be subjected to an Option under the Outside Director Plan.

     4.3 Adjustment in Capitalization. In the event of any stock dividend or stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change, the aggregate number of shares of stock available for issuance hereunder or subject to Options and the respective exercise prices of outstanding Options may be appropriately adjusted by the Board, whose determination shall be conclusive; provided, however, that any fractional shares resulting from any such adjustment shall be disregarded.


                                   SECTION 5.

                                 STOCK OPTIONS

     5.1  Grant of Options.
          (a) Annual Awards. During each calendar year during the term of the Outside Director Plan, each Outside Director may be granted an Annual Award on the later to occur of the first business day following the annual meeting of the Company's stockholders or June 1.

          (b) Option Agreement. Each Option shall be evidenced by an Option agreement that shall specify the exercise price, the term of the Option, and the number of shares of Stock to which the Option pertains.

     5.2 Option Price. Options granted pursuant to Section 5.1 (a) as an Annual Award shall have an exercise price equal to the Fair Market Value of a share of stock on the date the Option is granted, multiplied by the number of shares of Stock the Option holder elects to acquire pursuant to the Option.

     5.3 Exercise of Options. Options awarded under the Outside Director Plan shall be fully and immediately exercisable in whole or in part. Each Option shall be exercisable for 10 years after the date on which it is granted.

     5.4 Payment. Options may be exercised by written notice of exercise accompanied by payment in full of the Option price in cash or cash equivalents, including by personal check, or with a partial or full payment in Stock already owned by the Outside Director, valued at Fair Market Value on the date of exercise. As soon as practicable after receipt of such written exercise notice and full payment of the Option price, the Company shall deliver to the Outside Director a certificate or certificates representing the acquired shares of Stock.


                               SECTION 6.

                 TERMINATION OF DUTIES AS A DIRECTOR

     6.1 Termination of Duties Due to Retirement. In the event an Outside Director's membership on the Board ceases on or after he has attained age 70, any Options then held by such Outside Director may be exercised at any time prior to the expiration of the term of the Options or within three (3) years following his cessation of Board membership, whichever period is shorter.

     6.2 Termination of Duties Due to Death or Disability. In the event an Outside Director's membership on the Board ceases by reason of his death or Disability, any Options then held by such Outside Director may be exercised by the Outside Director or his legal representative at any time prior to the expiration date of the terms of the Options or within one (1) year following his cessation of Board membership, whichever period is shorter.

     6.3 Termination of Duties for Any Other Reason. In the event an Outside Director's membership on the Board ceases for any reason other than one described in Section 6.1 or 6.2, any Options then held by such Outside Director shall be cancelled within thirty (30) days following his cessation of Board membership.

     6.4 Services as an Employee. If an Outside Director becomes an employee of the Company or any of its subsidiaries, the Outside Director shall be treated as continuing in service for purposes of this Outside Director Plan, but shall not be eligible to receive future grants while an employee. If the Outside Director's services as an employee terminate without his again becoming an Outside Director, the provisions of this Section 6 shall apply as though such termination of employment were the termination of the Outside Director's membership on the Board.


                                SECTION 7.

                AMENDMENT, MODIFICATION, AND TERMINATION OF
                          OUTSIDE DIRECTOR PLAN

     The Board at any time may terminate or suspend the Outside Director Plan, and from time to time may amend or modify the Outside Director Plan, but any amendment that materially increases the benefits to be provided to Outside Directors shall be subject to approval by the Company's stockholders. No amendment, modification, or termination of the Outside Director Plan shall in any manner adversely affect any Option theretofore granted under the Outside Director Plan, without the consent of the Outside Director.

                               SECTION 8.

                       MISCELLANEOUS PROVISIONS

     8.1 Nontransferability of Awards. No Options may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to Options granted to an outside Director shall be exercisable during his lifetime only by him.

     8.2 Beneficiary Designation. Each Outside Director may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any option granted under the Outside Director Plan is to be exercised in case of his death. Each designation will revoke all prior designations by such Outside Director and will be effective only when filed by the Outside Director in writing with the Secretary of the Company during his lifetime. In the absence of any such designation, Options outstanding at the time of an Outside Director's death shall be exercised by the Outside Director's surviving spouse, if any, or otherwise by his estate.

     8.3 No Guarantee of Membership. Nothing in the Outside Director Plan shall confer upon an outside Director the right to remain a member of the Board.

     8.4 Requirements of Law. The Outside Director Plan, the granting of Options and the issuance of shares of Stock upon the exercise of Options shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed; (b) the completion of any registration or qualification of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable; and (c) payment of the required withholding taxes by the holder of the Option. No holder of any Option shall have any right to require the Company to register or qualify any shares of Stock subject to any Option under any state or Federal law, rule or regulation.

     8.5 Administration. The Outside Director Plan shall, to the maximum extent possible, be self-effectuating. Any determinations necessary or advisable for the administration and interpretation of the Outside Director Plan in order to carry out its provisions and purposes shall be made by the Board of Directors of the Company or by a duly authorized Committee thereof which shall not include any Outside Director.

     8.6 Term of Outside Director Plan. The Outside Director Plan shall be effective as of April 1, 2004 subject to stockholder approval as applicable and shall expire on March 31, 2014. No Options may be granted under the Outside Director Plan after March 31, 2014, but Options granted on or before that date may be exercised according to the terms of the option agreements and shall continue to be governed by and interpreted consistent with the terms hereof.

     8.7 Governing Law. The Outside Director Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.


                                APPENDIX II

                        COMMERCIAL BANKSHARES, INC.

                     2004 EMPLOYEE STOCK OPTION PLAN

                                 ARTICLE I

                                  GENERAL

     1.1  Purpose of the Plan.

     The purpose of the COMMERCIAL BANKSHARES, INC. 2004 Employee Stock Option Plan (the "Plan") is to assist COMMERCIAL BANKSHARES, INC. (the "Company") to promote and advance its interests and those of its shareholders in securing and retaining key employees of outstanding ability by making it possible to offer them an increased incentive to join or continue in the service of the Company and to increase their efforts for its welfare by participating in the ownership, long-term growth, profitability and financial success of the Company.

     1.2  Definitions.

          (a) "Acceleration Event" means any event which in the opinion of the Board of Directors of the Company is likely to lead to changes in control of share ownership of the Company, whether or not such change in control actually occurs.

          (b) "Board of Directors" or "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

          (d) "Committee" means the committee referred to in Section 1.3.

          (e) "Common Stock" means the common stock of the Company having a par value of $.08 per share.

          (f) "Fair Market Value" means the closing "asked" price of the shares of Common Stock in the over-the-counter market on the day on which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no shares were traded on such day, on the next preceding day on which the shares were traded, as reported by the National Association of Securities Dealers Automatic Quotation System (NASDAQ) or other national quotation service. If the shares are listed on a National Securities Exchange, "fair market value" means the closing price of the shares of Common Stock on such National Securities Exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Inc. or other national quotation service. If at any time shares of Common Stock are not traded on an exchange or in the over-the-counter market, Fair Market Value shall be the value determined by the Board of Directors or Committee administering the Plan, taking into consideration those factors affecting or reflecting value which they deem appropriate.

          (g) "Incentive Stock Option" means an option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422A of the Code.


          (h) "Key Employee" means any person, including officers and directors, in the regular employment of the Company or its Subsidiaries who is designated a Key Employee by the Committee and is or is expected to be primarily responsible for the management, growth, or supervision of some part or all of the business of the Company or its Subsidiaries. The power to determine who is and who is not a Key Employee is reserved solely for the Committee.

          (i) "Nonqualified Stock Option" means an option to purchase shares of Common Stock which is not intended to qualify as an Incentive Stock Option as defined in Section 422A of the Code.

          (j) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          (k) "Optionee" means a Key Employee to whom an Option is granted under the Plan.

          (l) "Parent" means any corporation which qualifies as a parent of a corporation under the definition of "parent corporation" contained in Section 425(e) of the Code.

          (m) "Stock Appreciation Right" shall have the meaning stated in
Article IV of the Plan.

          (n) "Subsidiary" means any corporation which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

          (o) "Term" means the period during which a particular Option may be exercised as determined by the Committee and as provided in the option agreement.

     1.3  Administration of the Plan.

     The Plan shall be administered by not less than three of the then members of the Board of Directors who may qualify to administer the Plan as contemplated by Rule 16b-3 of the Securities Exchange Act of 1934 or any successor either through a Stock Option Committee or through the Board of Directors with all Plan matters approved by a majority of such Rule 16b-3 qualified directors. References herein to the "Committee" shall refer to either the Stock Option Committee or the Board of Directors, as the case may be. No person while a member of the Committee shall be eligible to participate in the Plan. Subject to the control of the Board, and without limiting the control over decisions described in Section 1.7, the Committee shall have the power to interpret and apply the Plan and to make regulations for carrying out its purpose. More particularly, the Committee shall determine which Key Employees shall be granted Options under the Plan the number of shares subject to each Option, the price per share under each Option, the Term of each Option, and any restrictions on the exercise of each Option. When granting Options, the Committee shall designate the Option as either an Incentive Stock Option or a Nonqualified Stock Option. The Committee shall also designate whether the Option is granted with Stock Appreciation Rights. Determinations by the Committee under the Plan (including, without limitation, determinations of the person to receive Options, the form, amount and timing of such Options, and the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

     1.4  Shares Subject to the Plan.

     The total number of shares that may be purchased pursuant to Options or transferred pursuant to the exercise of Stock Appreciation Rights under the Plan shall not exceed 250,000 shares of Common Stock as adjusted periodically pursuant to Section 1.6. Shares subject to the Options which terminate or expire prior to exercise shall be available for future Options. Shares represented by an unexercised Option surrendered upon an exercise of Stock Appreciation Rights including, without duplication, any shares issued in payment of any Stock Appreciation Rights, shall be deducted from the aggregate and shall not be available for further Options hereunder. Shares issued pursuant to the Plan may be either unissued shares of Common Stock or reacquired shares of Common Stock held in treasury. The maximum number of Shares that may be granted to a Key Employee pursuant to an Option or Stock Appreciation Right during any calendar year shall not exceed 50,000.

     1.5  Terms and Conditions of Options.

     All Options shall be evidenced by agreements in such form as the Committee shall approve from time to time subject to the provisions of Article II or
Article III hereof, as appropriate, and the following provisions:

          (a) Exercise Price. Except as provided in Section 3.1(c), the exercise price of the Option shall not be less than the Fair Market Value (as determined by the Committee) of the Common Stock at the time the Option is granted.

          (b) Exercise. The Committee shall determine whether the Option shall be exercisable partially or in full at any time during the Term.

          (c) Termination of Employment. An Optionee's Option shall expire on the earlier of the expiration of (i) the date specified in the Option which in no event shall be later than three months after the termination of the Optionee's employment for any reason other than death or disability (as defined in Section 422A(c)(7) of the Code) or (ii) the Term specified in Section 2.1 or 3.1(a) as the case may be. In the event of exercise of the Option after termination of employment the Optionee may exercise the Option only with respect to the shares which could have been purchased by the Optionee at the date of termination of employment. However, the Committee may, but is not required to, waive any requirements made pursuant to Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection. An Optionee's employment shall be deemed to terminate on the last date for which he receives a regular wage or salary payment.

          (d) Death or Disability. Upon termination of an Optionee's employment by reason of death or disability (as determined by the Committee consistent with the definition of Section 422A(c)(7) of the Code), the Option shall expire on the earlier of the expiration of (i) the date specified in the Option which in no event shall be later than 12 months after the date of such termination, or (ii) the Term specified in Section 2.1 or 3.1(a) as the case may be. The Optionee or his successor in interest, as the case may be, may exercise the Option only as to the shares which could have been purchased by the Optionee at the date of his termination of employment. However, the Committee may, but is not required to, waive any requirements made pursuant to Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection.

          (e) Payment. Payment for shares as to which an Option is exercised shall be made in such manner and at such time or times as shall be provided in the option agreement, including cash, Common Stock of the Company which was previously acquired by the Optionee, or any combination thereof. Common Stock used in payment for shares as to which an Option is exercised shall be valued at Fair Market Value (as determined by the Committee) as of the date of exercise.

          (f) Nontransferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee.

          (g) Additional Provisions. Each option agreement may contain such other terms and conditions not inconsistent with the provisions of the Plan as the Committee may deem appropriate from time to time.

     1.6  Stock Adjustments; Mergers.

          Notwithstanding Section 1.4, in the event the outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, or stock dividend, the total number of shares set forth in Section 1.4 shall be proportionately and appropriately adjusted by the Committee. If the Company continues in existence, (i) the number and kind of shares that are subject to any Option and the option price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option, and (ii) the Committee may make such adjustments in the number and kind of Stock Appreciation Rights as it shall deem appropriate in the circumstances. If the Company will not remain in existence or substantially all of its voting Common Stock and Common Stock will be purchased by a single purchaser or group of purchasers acting together, then the Committee may (i) declare that all Options and Stock Appreciation Rights shall terminate 30 days after the Committee gives written notice to all Optionees of their immediate right to exercise all Options and Stock Appreciation Rights then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionees that all Options and Stock Appreciation Rights granted under the Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the successor corporation to which holders of the numbers of shares subject to such Options and Stock Appreciation Rights would have been entitled, or (iii) some combination of aspects of (i) and (ii). The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this section shall be disregarded and eliminated.

     1.7  Acceleration Event.

          If an Acceleration Event occurs in the opinion of the Board of Directors, based on circumstances known to it, the Board of Directors may direct the Committee to declare that all Options and Stock Appreciation Rights granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option agreements regarding exercisability.

     1.8  Notification of Exercise.

          Options shall be exercised by written notice directed to the Secretary of the Company at the principal executive offices of the Company. Such written notice shall be accompanied by any payment required pursuant to
Section 1.5(e). Exercise by an Optionee's heir or the representative of his estate shall be accompanied by evidence of his authority to so act in form reasonably satisfactory to the Company.

                                 ARTICLE II

                          INCENTIVE STOCK OPTIONS

     2.1  Terms of Incentive Stock Options.

          Each Incentive Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee; provided, however, that the Term shall end no later than 10 years after the date the Incentive Stock Option is granted.

     2.2  Limitation on Options.

          The aggregate Fair Market Value of Common Stock (determined at the time the Incentive Stock Option is granted) subject to Incentive Stock
Options granted to a Key Employee under all plans of the Key Employee's employer corporation and its Parent or Subsidiary corporations and that become exercisable for the first time by such Key Employee during any calendar year may not exceed $100,000. To the extent an Incentive Stock Option exceeds this $100,000 limit, the portion of the Option in excess of such limit shall be deemed a Nonqualified Stock Option.

     2.3  Continued Employment.

          Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur where the Optionee transfers from the Company to one of its Subsidiaries or transfers from a Subsidiary to the Company.

     2.4  Special Rule for Ten Percent Shareholder.

          If at the time an Incentive Stock Option is granted, an employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its Parent or any of its Subsidiaries, as determined using the attribution rules of Section 425(d) of the Code, then the terms of the Incentive Stock Option shall specify that the option price shall be at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     2.5  Interpretation.

          In interpreting this Article II of the Plan and the provisions of individual option agreements, the Committee and the Board shall be governed by the principles and requirements of Sections 421, 422A and 425 of the Code, and applicable Treasury Regulations.


                              ARTICLE III

                       NONQUALIFIED STOCK OPTIONS

     3.1  Terms and Conditions of Options.

          In addition to the requirements of Section 1.5, Nonqualified Stock Options shall be subject to the following provisions:

          (a) Term. Each Nonqualified Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee.

          (b) Termination of Employment. Notwithstanding the provisions of Sections 1.5(c) and 1.5(d), the Stock Option Committee in its discretion may provide, either upon the original grant of an Option or in an amendment to an Incentive or Nonqualified Stock Option, that an Option may be exercisable during a Term that does not expire upon the expiration of three months following an Optionee's termination of employment (one year in the case of termination as a result of death or disability), but in no event later than the Term specified in Section 3.1(a) above.

          (c) Exercise Price. The Company may elect to grant Nonqualified Stock Options at a price less than the Fair Market Value of the Common Stock at the time the Option is granted.

          (d) Additional Terms. Pursuant to Section 1.5(g), the Committee may add additional terms and conditions to a Nonqualified Stock Option, including, but not limited to, a cash award for any federal tax liability suffered by the Optionee upon the grant and/or exercise of a Nonqualified Stock Option.

     3.2  Section 83(b) Election.

          The Company recognizes that certain persons who receive Nonqualified Stock Options may be subject to restrictions regarding their right to trade Common Stock under applicable securities laws. Such may cause Optionee's exercising such Options not to be taxable under the provisions of Section 83(c) of the Code. Accordingly, Optionees exercising such Nonqualified Stock Options may consider making an election to be taxed upon exercise of the Option under
Section 83(b) of the Code and to effect such election will file such election with the Internal Revenue Service within thirty (30) days of exercise of the Option and otherwise in accordance with applicable Treasury Regulations.

                                 ARTICLE IV

                          STOCK APPRECIATION RIGHTS

     4.1  Terms and Conditions of Stock Appreciation Rights.

          Stock Appreciation Rights ("SAR") may be, but are not required to be, granted by the Committee in connection with grant of an Option. All SARs shall be in such form as the Committee may from time to time determine and shall be subject to the following terms and conditions:

          (a) Term and Exercise. A SAR shall be exercisable only (i) with the approval of the Committee, (ii) during the Term of the Option to which it relates, (iii) at such times as the Option to which it relates is exercisable, and (iv) if the Fair Market Value of the Common Stock subject to the Option surrendered (on the date surrendered) minus the aggregate option price of the Common Stock subject to the Option surrendered is a positive amount.

          (b) Payment. In the event the Committee agrees to permit exercise of the SAR, the Optionee shall surrender to the Company the right to exercise the Option with respect to a specified number of shares as to which the Option is then exercisable. In return, the Optionee shall receive from the Company no more than an amount payable in cash and/or in shares (as determined by the Committee after considering the request of the Optionee) equal to the difference between the Fair Market Value of Common Stock as to which the Optionee has surrendered the Option and the exercise price with respect thereto. In the event the Committee determines to tender shares in full or partial payment of the SAR, the number of shares to be issued to the Optionee shall be based on the Fair Market Value of the shares as of the date of exercise of the SAR. No fractional shares shall be issued to Optionees upon exercise of a SAR. Instead, the Company shall pay the Optionee the value of such fractional share based upon the Fair Market Value of a share on the date the SAR is exercised.

          (c) Nontransferability. A SAR granted under the Plan shall be transferable only when the Option to which it relates is transferable.

     4.2  Other Terms and Conditions.

          Option agreements reflecting Stock Appreciation Rights which are granted under the Plan may contain such other conditions not inconsistent with the provisions of the Plan as the Committee may deem appropriate from time to time.

     4.3  Notification of Request to Exercise.

          The Optionee shall request the Committee's approval to exercise a Stock Appreciation Right by written notice to the Secretary of the Company at the principal executive offices of the Company. Such written notice shall state the number of shares subject to the Option for which approval of the exercise of the SAR is requested and the Optionee's preferred form of payment of the SAR, as hereinafter provided. The Optionee may indicate his or her preference to receive payment of the SAR in cash or in Common Stock or in a combination thereof. Notwithstanding anything to the contrary contained herein, the Committee shall have absolute discretion in determining whether the request for approval of the exercise of the SAR shall be approved and, if such approval is given, whether payment shall be made in cash or Common Stock or in a combination thereof.

          Within 30 days after the delivery to the Secretary of the Optionee's request to exercise the SAR as provided above, the Committee shall inform the Optionee in writing of its determination by personal delivery of such written determination to the Optionee or by mailing its written determination to the Optionee by certified or registered mail, return receipt requested. The Optionee must act on any approved exercise of a SAR within 30 days after the date of such determination by the Committee (or such longer period as may be permitted by the Committee) and in accordance with the terms approved by the Committee. Exercise shall be by written notice actually delivered, or mailed by certified or registered mail, return receipt requested, to the Secretary of the Company at the principal executive offices of the Company.

     4.4  Effect of Exercise.

          Upon exercise of a Stock Appreciation Right, the Option to which it relates shall lapse with respect to the shares as to which the SAR is exercised and such shares shall not be available for further grant of Options.


                                ARTICLE V

                          ADDITIONAL PROVISIONS

     5.1  Stockholder Approval.

          The Plan shall be submitted for the approval of the stockholders of the Company at the first annual meeting of stockholders held subsequent to the adoption of the Plan and in all events within one year of its approval by the Board of Directors. If at said meeting the stockholders of the Company do not approve the Plan, the Plan shall terminate.

     5.2  Compliance with Other Laws and Regulations.

          The Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and
(b) the completion of any registration or qualification of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. No holder of any Option shall have any right to require the Company to register or qualify any shares of Common Stock subject to any Options under any Federal, or state law, rule or regulation.

     5.3  Amendments.

          The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by stockholders, may (a) increase the total number of shares which may be issued under the Plan or to any individual under the Plan, (b) reduce the Option price for shares which may be purchased pursuant to Options under Articles II and III of the Plan, (c) extend the period during which Options may be granted or (d) change the class of employees to whom Options may be granted, except as provided in
Section 1.6. Other than as expressly permitted under the Plan, no outstanding Option may be revoked or altered in a manner unfavorable to the Optionee without the consent of the Optionee.

     5.4  No Rights As Shareholder.

          No Optionee shall have any rights as a shareholder with respect to any share subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

     5.5  Withholding.

          Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any Federal, state, or local withholding tax liability.

     5.6  Continued Employment Not Presumed.

          This Plan and any document describing this Plan and the grant of any stock Option or Stock Appreciation Right hereunder shall not give any Optionee or other employee a right to continued employment by the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment of any such person with or without cause.

     5.7  Effective Date; Duration.

          The Plan shall become effective as of April 1, 2004 subject to stockholder approval pursuant to Section 5.1 and shall expire on March 31, 2014. No Options may be granted under the Plan after March 31, 2014, but Options granted on or before that date may be exercised according to the terms of the option agreements and shall continue to be governed by and interpreted consistent with the terms hereof.


                               APPENDIX III

                        COMMERCIAL BANK OF FLORIDA
                          AUDIT COMMITTEE CHARTER

     The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the regulatory agencies. The members of the Audit Committee shall be appointed by the Board of Directors.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Be directly responsible for the appointment, compensation and oversight of the independent auditor. The independent auditor shall report directly to the Audit Committee.

     3. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, as well as, the adequacy of internal controls.

     4. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     5. Prior to release of the quarterly earnings, review any significant financial statement adjustments with management and the independent auditor.

     6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     7. Approve the fees to be paid to the independent auditor. The Audit Committee will also approve all other non-audit services, in advance, performed by the independent auditor.

     8. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     9. Evaluate, together with the Board, the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     10. Review the appointment and replacement of the senior internal audit executive.

     11. Review the significant reports to management prepared by the internal auditing department and management's responses.

     12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     13. Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit.

     14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter comments provided by the auditor and the Company's response to that letter. Such review should include:

         a. Any difficulties encountered in the course of the audit work, including restrictions on the scope of activities or access to required information.

         b. Any changes required in the planned scope of the internal audit.

         c. The internal audit department responsibilities, budget and staffing.

     15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     16. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

     17. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports on inquires received from regulators or governmental agencies.

     18. Review any employee complaints or concerns regarding questionable accounting, internal control or auditing matters. Such complaints shall be treated confidentially and shall be independently investigated.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                        PROXY AND NOTICE OF ELECTION
                         COMMERCIAL BANKSHARES, INC.
                 1550 SW 57th Avenue, Miami, Florida  33144

This Proxy and Notice of Election is solicited on behalf of the Board of Directors

     The undersigned hereby appoints JOSEPH W. ARMALY and JACK J. PARTAGAS, or any of them, with power of substitution, as proxies of the undersigned (the "Proxy"), with power to appoint his substitute, and hereby authorizes him to represent and to vote, as specified below, all of the shares of common stock of the undersigned held of record by the undersigned on March 8, 2004, at the Annual Meeting of Shareholders of Commercial Bankshares, Inc. (the "Company") on April 15, 2004, and at all adjournments thereof (the "Annual Meeting"), on the matters set forth below AND TO VOTE IN HIS DISCRETION FOR THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING.

     WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THIS PROXY CARD. A VOTE TO ABSTAIN WILL NOT BE COUNTED TOWARDS THE REQUISITE AFFIRMATIVE VOTE TO APPROVE SUCH PROPOSALS.

     PLEASE COMPLETE, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE, AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 ___________________________________________________________________________
Address Change/Comments (Mark the corresponding box on the reverse side)

 __________________________________________________________________

 __________________________________________________________________

 __________________________________________________________________

 __________________________________________________________________


Please Mark Here for Address Change or Comments	______

1.  Election of Directors:

    NOMINEES:     01      Joseph W. Armaly
                  02      Jack J. Partagas
                  03      Cromwell A. Anderson
                  04      Robert Namoff
                  05      Sherman Simon
                  06      Michael W. Sontag
                  07      Martin Yelen

FOR ALL                    WITHHELD
Nominees listed            AUTHORITY
(except as indicated       to vote for all
to the contrary)           nominees listed

_______________            _______________



Instructions:  (To withhold authority to vote for any nominee,
                Write the name of the nominee below.)

 ______________________________________________________________________

2.  To approve the Company's 2004 Outside Director Stock Option Plan

    FOR                  AGAINST                ABSTAIN

  _______                _______                _______




3.  To approve the Company's 2004 Employee Stock Option Plan

    FOR                  AGAINST                ABSTAIN

  _______                _______                _______




4.  Other Business:

In his discretion, the Proxy is authorized to vote on such other business as may properly come before the Annual Meeting or and adjournment or postponement thereof.

    FOR                  AGAINST                ABSTAIN

  _______                _______                _______





I PLAN TO ATTEND THE ANNUAL MEETING	 _______

The undersigned acknowledges receipt of the accompanying Notices of Annual Meeting of Shareholders to be held on April 15, 2004.

Dated:  _______________, 2004

__________________________________________________________________________
Name (please print)

__________________________________________________________________________
Title

__________________________________________________________________________
Company

__________________________________________________________________________
Signature



Your signature should appear exactly as your name appears in the space above. For joint accounts, both should sign. When signing in a fiduciary or representative capacity, please give your full title as such. If a corporation or partnership, sign in full corporate or partnership name by authorized officer or partner.